                                   MIDAS FUNDS

                                DECEMBER 31, 2002

                                  ANNUAL REPORT

                                   MIDAS FUND

                           MIDAS SPECIAL EQUITIES FUND

                                 DOLLAR RESERVES

[LOGO OF MIDAS FUNDS]
Discovering Opportunities

                                    CONTENTS

     Letter to Our Shareholders                                       1

     PORTFOLIO COMMENTS

     Midas Fund                                                       2

     Midas Special Equities Fund                                      3

     Dollar Reserves                                                  4

     Report of Independent Public Accountant                          5

     SCHEDULE OF INVESTMENTS

     Midas Fund                                                       6

     Midas Special Equities Fund                                      7

     Dollar Reserves                                                  8

     Consolidated Financial Statements                                9

     Notes to Financial Statements                                   12

     Financial Highlights                                            15

     Account Application Instructions                                18

     New Account Application                                         19

     Additional Information                           Inside Back Cover

FUND                  INVESTMENT OBJECTIVE
-------------         ------------------------------------------------------
Midas                 Fund Seeks primarily capital appreciation and protection
                      against inflation and secondarily current income.

Midas Special         Invests aggressively for maximum capital appreciation.
Equities Fund

Dollar                A high quality money market fund investing in U.S.
Reserves              Government securities. Free, unlimited check writing
                      with only a $250 minimum per check.

                               TO OUR SHAREHOLDERS

         Gold bullion and precious metals stocks took center stage in 2002. Meanwhile, general equities markets finished down a third consecutive year
- a streak not seen since 1941. Yet, both trends were reacting to the same cross currents of geopolitical tensions, corporate governance problems, accounting uncertainties, and a stumbling economy. These results reinforce our message in prior Reports about the importance of diversifying your portfolio across the Midas Funds Family to balance the returns offered by precious metals prices and general equities.

         While better than the 0.3% increase of 2001, in 2002 the economy grew at a only a 2.4% annual rate. In early November, the Federal Reserve Board attempted to revive the slow economy by lowering the discount rate by 50 basis points, bringing it to its lowest level since 1942. Interestingly, recent corporate earnings suggest a recovery may be in the offing. Of the approximately 200 companies within the S&P 500 Index that have so far reported earnings, more than 57% exceeded analyst estimates and only 18% fell short. As political tensions ease worldwide, we think a renewed emphasis on corporate earnings and dividends could bring equity markets higher.

         Notwithstanding the market upheavals afflicting many investors, at Midas we remain focused on quality companies with unique combinations of strength in operations, finances, and products. We are committed to our stock selection process based on fundamental analysis to meet the objectives of the Funds over the long term and are convinced that successful investing requires both careful analysis and patience. Finding the pockets of strength - in gold, silver or platinum companies, growth or established companies, large or small companies whose securities in each case can appreciate in value - can be a difficult and sometimes frustrating task. Fortunately, the Midas Funds have a flexible investing approach, which can be an important advantage in seeking a superior strategy in volatile markets.

         While adapting to evolving markets can be a challenging process, personal investment planning for the future can be successful by following three simple rules. First, commit to a long term investing approach. Second, follow a regular investment plan by investing a fixed amount of money in a Fund at the same time each month or quarter and periodically review your overall portfolio. Investing regularly, known as "dollar cost averaging," can reduce the anxiety of investing in a rising or falling market or buying all your shares at market highs. Although this strategy cannot assure a profit or protect against loss in a declining market, it may result in a lower average cost for your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Third, manage your investing risk by diversifying among the three Midas Funds - Special Equities Fund for longer term, stock market oriented objectives, money market fund Dollar Reserves for short term needs, and Midas Fund for capital appreciation and a hedge against inflation.

         As always, please call us at 1-800-400-MIDAS (6432) if you have any questions, and we will be happy to assist you.

                              Sincerely,

                              /s/ Thomas B. Winmill
                                Thomas B. Winmill
                              President

                                   MIDAS FUND

                                   COMMENTARY

         Up 61.05% in 2002, Midas Fund's policy of investing primarily in securities of companies principally involved in mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources was very rewarding to shareholders.

         During 2002, fundamental - and emotional - conditions were ideal for higher gold prices and gold rose 24.8% for the year, achieving a 5 1/2 year high near the end of 2002. Confirming its role as a safe haven investment, over the course of the year, gold also outperformed the U.S. dollar by 25%, the Japanese yen by 14%, the British pound by 13%, the euro by 9% and the Swiss franc (often deemed another "safe haven") by 7%, according to the World Gold Council.

         We believe this powerful, pro-gold change in the world economy is occurring as a result of the aggressive cuts in interest rates by the U.S. Federal Reserve throughout 2001, and most recently, in November 2002 to 1.25%. As key interest rates drop to the lowest levels since gold became freely tradable in the 1970's, many positive impacts on the factors that affect the price of gold are taking shape. Specifically, low interest rates reduce (1) the attraction to the gold mining industry of hedging, and thereby reduce the amount of future gold production sold into the market currently, (2) potential profits for speculators from short trading based on the "contango", (3) the opportunity cost of owning a non-interest bearing asset like gold, and (4) U.S. dollar strength, which in turn makes gold cheaper to purchase and more expensive to produce worldwide.

         In this environment, Midas Fund has benefitted by its strategy of emphasizing quality, global, gold mining companies, with a smaller allocation to emerging gold producers with attractive potential. In the last year of rising bullion prices, those companies with the greatest growth in gold reserves performed strongly, while those companies with hedged gold production and unimpressive exploration plans lagged. Over the course of the year, the Fund utilized a flexible leveraging strategy and attempted to engage in option strategies on an opportunistic basis.

         Looking ahead, we believe factors that could lead to further increases in gold prices are: the U.S. current account deficit, currently at negative 4.8% on an annualized basis, to further weaken the dollar and increase gold demand; the desire to reduce hedging by gold producers; reduced central bank gold sales and the renewal of the Washington Agreement in September 2004; a uniquely favorable economic background - inflation at an approximate 2.5% level and Federal Funds interest rates at 1.25%, resulting in negative real rates, together with aggressive Federal monetary easing and money supply policies to stimulate the U.S. economy; and, finally, increasing worldwide political instability and intractable Middle East problems. At the same time, global mine supply is forecast to decline slightly in the coming year.

         In view of these conditions, the Fund's portfolio is anticipated to focus more on North American companies, should the South African rand and other key foreign currencies continue to appreciate, causing the costs of companies operating in these countries to rise faster than that of the gold price. We also anticipate further increasing the relative weighting of senior producers versus the intermediates based on current valuations. Moreover, we will be looking for those companies with the best potential to take advantage of higher gold prices through sizeable exploration budgets and lower-grade, open pit mines.

         As investors become increasingly aware of the value of gold mining shares in the current market environment, we expect to see more investment flows into the sector for diversification. We think Midas Fund is well positioned to take further advantage of these encouraging trends.

                                 TOP 10 HOLDINGS
                             AS OF DECEMBER 31, 2002

     1   Meridian Gold Inc.

     2   Golden Cycle Gold Corp.

     3   Placer Dome Inc.

     4   Barrick Gold Corp.

     5   Newmont Mining Corp.

     6   Newcrest Mining Ltd.

     7   Freeport-McMoRan Copper & Gold, Inc. Class B

     8   Gold Fields Limited

     9   Goldcorp. Inc.

     10  Randgold Resources Limited

                           MIDAS SPECIAL EQUITIES FUND

                                   COMMENTARY

         It is a pleasure to submit this 2002 Annual Report for Midas Special Equities Fund, and to welcome our new shareholders who find the Fund's aggressive investment approach attractive.

                            MARKET REVIEW AND OUTLOOK

         Stock markets endured a difficult environment in 2002. Although October and November showed a promising rebound, during December profit-taking and tax loss selling pummeled share prices. Finishing the year with a worst ever December decline of 9.69%, the Nasdaq Composite Index recorded a 31.53% drop for the year. Although less exposed to the collapsing technology bubble, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average also posted sharp declines for the year of 22.09% and 15.01%, respectively. In this difficult market, by using its aggressive and speculative investment techniques, including market timing and use of short S&P 500 futures positions, the Fund enjoyed a relatively mild negative return in 2002 of 10.66%.

         Companies seeing the largest depreciation in their share prices typically were those reporting earnings disappointments. But, even those companies meeting market earnings expectations saw falling share prices due to analyst downgrades or just growing investor pessimism over their future prospects. Revenue gains by themselves, if accompanied by losses, seem no longer sufficient to satisfy today's more demanding investor.

         The business environment is more challenging as well. The consumer products and retailing sectors are experiencing margin squeezes, reflecting their need to offer substantial discounts and promotions just to maintain revenues and market share. Technology companies face investor skepticism about their prospects of recovery due to industry overcapacity. Companies within the service and manufacturing sectors are seeking to mitigate revenue pressures from the recessionary environment. The result of the accounting, legal, and financial scandals, and regulatory uncertainty is a loss of investor and business confidence - which seemingly must be addressed before full economic growth can resume. Gross domestic product, which is intended to measure goods and services produced in the United States, rose at a 0.7% annual rate in the fourth quarter, down from the 4% rate for the third quarter.

         Going forward, we are confident that the current cycle of deflation and economic weakness will be ended by the Fed with its massive injection of monetary liquidity and the Bush administration's ongoing fiscal stimulus and numerous proposals to boost consumer confidence and consumption. Of interest to investors, the proposals to change the tax treatment of dividends, and it appears, of retained earnings and capital gains, could have a pronounced influence on markets and public companies which may lead to promising opportunities for the Fund.

         The Fund's strategy in 2002 was to maintain a focused allocation in high quality companies with solid financial strength and growth prospects, and employ leverage and futures on a periodic basis reflecting a market timing strategy. As the Fund continues to invest aggressively primarily in equity securities, often involving special situations and emerging growth companies, we believe many future investment opportunities for capital appreciation will appear. The Fund's flexibility to invest in large or small capitalization companies, U.S. or foreign, and in many kinds of securities, gives it the advantage of being able to consider participating in an investment in whatever form it may take to achieve capital appreciation.

                                 TOP 10 HOLDINGS
                             AS OF DECEMBER 31, 2002

     1   S&P 500 Futures, March 2003

     2   Mills Corp.

     3   Philip Morris Companies Inc.

     4   Berkshire Hathaway Inc. Class B

     5   Hilton Hotels Corp.

     6   The Proctor & Gamble Company

     7   Johnson & Johnson

     8   3M Co.

     9   Extended Stay America, Inc.

     10  Wal-Mart Stores, Inc.

                                 DOLLAR RESERVES

                                   COMMENTARY

         We are pleased to submit this Annual Report for the year ending December 31, 2002 and to welcome our new shareholders who have made their investment since our last Report.

         The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities (U.S. Government Securities). The U.S. Government Securities in which the Fund may invest include U.S. Treasury bills and notes and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund also may invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of U.S. backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government. In conditions such as these of economic uncertainty, the Fund's objective of seeking maximum current income consistent with preservation of capital and maintenance of liquidity has great appeal to safety conscious investors.

                               REVIEW AND OUTLOOK

         After lowering interest rates 11 times in 2001 to 1.75%, the Federal Reserve Bank maintained a steady level until November 2002 when, reacting to a weakening economy, it lowered the target Federal Funds rate to 1.25%, the lowest rate in over 40 years. In 2002 the one-month treasury bill ranged from a discount rate of 1.71% (January) to 1.05% (December), averaging 1.61%. Although currently there is no convincing evidence of a sustained recovery, the economy has been showing some signs of improvement. Importantly, once a recovery begins to take place, the stimulus for improving yields can take hold.

         Looking forward, we think the foundation for economic growth is in place. The manufacturing sector is displaying strength and, should corporate sector spending and hiring increase, consumer confidence would be expected to rise. Although consumer debt is high and growing, encouraged by low interest rates, consumers are continuing to spend and support the economy. With the potential passage of historic tax cut legislation and the resolution of Middle East tensions, it is anticipated that the accommodative stance of monetary policy, coupled with ongoing growth in productivity, will provide support to an improving economic climate over time.

                              SHAREHOLDER SERVICES

         The Fund's all-weather income and safety conscious approach and free check writing make it an ideal vehicle for a program of steady monthly investing. To make investing in the Fund as easy, safe, convenient and affordable as possible, we offer three different plans, the Midas Bank Transfer Plan, the Midas Salary Investing Plan and the Midas Government Direct Deposit Plan. For information on these free services simply give us a call and we will help you get started.

         If you have any questions or would like further information on the Midas Funds Family, or our Traditional or Roth IRAs, as well as our Education Savings Accounts, we would be very pleased to hear from you. Just call 1-800-400-MIDAS (6432) and an Investor Service Representative will be very glad to assist you, as always, without obligation on your part.

                                 TOP 10 HOLDINGS
                             AS OF DECEMBER 31, 2002

     1   Freddie Mac Discount Notes, due 2/25/03

     2   Freddie Mac Discount Notes, due 2/18/03

     3   Federal Home Loan Bank, 2/05/03

     4   Federal Home Loan Mortgage Corp., 1/02/03

     5   Federal National Mortgage Corp., 1/07/03

     6   Federal National Mortgage Corp., 1/29/03

     7   Freddie Mac Discount Notes, due 2/27/03

     8   Farmer Mac Discount Notes, due 1/06/03

     9   Federal Home Loan Bank, 6/04/03

     10  Freddie Mac Discount Notes, due 1/16/03

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANT

To the Shareholders and Board of Directors of

Midas Fund, Inc.
Midas Special Equities Fund, Inc.
Dollar Reserves, Inc.

         We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Midas Fund, Inc., Midas Special Equities Fund, Inc. and Dollar Reserves, Inc. as of December 31, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Midas Fund, Inc., Midas Special Equities Fund, Inc. and Dollar Reserves, Inc. as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 17, 2003

                                MIDAS FUND, INC.

              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2002

        SHARES       COMMON STOCKS (97.47%)                                                         MARKET VALUE
----------------------------------------------------------------------------------------------------------------
                     Precious Metals and Resources (96.75%)
         70,000      Agnico-Eagle Mines Limited                                                     $  1,040,200
         21,500      Anglo American Platinum Corporation Limited                                         791,795
         92,000      Ashanti Goldfields Company Ltd.*                                                    538,200
        275,000      Barrick Gold Corp.                                                                4,237,750
      1,400,000      Cambior Inc.*                                                                     2,002,000
         18,000      Compania de Minas Buenaventura S.A.u. ADR                                           475,020
        167,500      Freeport-McMoRan Copper & Gold, Inc. Class B*                                     2,810,650
         96,000      Gencor Limited                                                                      483,888
         63,000      Glamis Gold Ltd.*                                                                   714,420
        392,900      Golden Cycle Gold Corp.*                                                          6,286,400
        180,000      Goldcorp. Inc.                                                                    2,289,600
        200,000      Gold Fields Limited ADR                                                           2,792,000
        120,000      Harmony Gold Mining Company Limited ADR                                           2,017,200
         52,000      Impala Platinum Holdings Limited ADR                                              1,651,411
      1,150,000      Kenor ASA*                                                                          715,451
        400,000      Kinross Gold Corporation*                                                           980,000
        600,000      Lihir Gold Limited*                                                                 486,514
          2,000      Lihir Gold Limited ADR*                                                              32,640
         49,140      Lonmin PLC ADR                                                                      685,095
        400,000      Meridian Gold Inc.*                                                               7,052,000
        285,000      Mvelaphanda Resources Ltd.                                                          863,586
        700,000      Newcrest Mining Limited                                                           2,837,998
        100,000      Newmont Mining Corp.                                                              2,903,000
        125,000      North American Palladium Ltd.*                                                      431,225
        500,000      Placer Dome Inc.                                                                  5,750,000
         75,000      Randgold Resources Ltd.*                                                          2,202,000
        128,524      Sons of Gwalia Limited                                                              187,441
                                                                                                    ------------
                                                                                                      53,257,484

                     Precious Metals and Resources Related (0.72%)
         30,000      DGSE Companies, Inc.*                                                                30,600
         50,000      Teck Cominco Limited Class B                                                        367,135
                                                                                                    ------------
                                                                                                         397,735

                        Total Common Stocks (cost: $35,669,875)                                       53,655,219

    PAR VALUE        SHORT TERM INVESTMENTS (2.53%)
----------------------------------------------------------------------------------------------------------------
   $ 1,392,144       Repurchase agreement with State Street Bank & Trust,
                      0.25%, due 1/02/03 (collaterized by U.S. Treasury Bonds) (2.53%)                 1,392,144
                                                                                                    ------------

                     Total Short Term Investments (cost: $1,392,144)                                   1,392,144

                        Total Investments (cost: $37,062,019) (100%)                                $ 55,047,363

* Indicates non-income producing security.

                                 See accompanying notes to financial statements.

                        MIDAS SPECIAL EQUITIES FUND, INC.

              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2002

        SHARES       COMMON STOCKS (100.00%)                                                        MARKET VALUE
----------------------------------------------------------------------------------------------------------------
                     Beverages (3.98%)
         19,000      PepsiCo, Inc.                                                                  $    802,180

                     Electric & Other Electrical Equipment (3.87%)
         32,000      General Electric Company                                                            779,200

                     Fire, Marine & Casualty Insurance (16.08%)
         12,000      American International Group, Inc.                                                  694,200
          1,050      Berkshire Hathaway Inc. Class B*                                                  2,544,150
                                                                                                    ------------
                                                                                                       3,238,350
                     Food & Kindred Products (13.08%)
         65,000      Philip Morris Companies Inc.                                                      2,634,450

                     Hotels & Motels (14.07%)
         62,000      Extended Stay America, Inc.*                                                        914,500
         95,000      Hilton Hotels Corp.                                                               1,207,450
         30,000      Starwood Hotels & Resorts                                                           712,200
                                                                                                    ------------
                                                                                                       2,834,150

                     Motor Vehicle Parts & Accessories (3.58%)
         30,000      Honeywell International Inc.                                                        720,000

                        National Commercial Banks (3.24%)
         25,000      Mellon Financial Corp.                                                              652,750

                     Office Machines (5.20%)
          8,500      3M Co.                                                                            1,048,050

                       Pharmaceutical Preparations (8.83%)
         20,000      Johnson & Johnson                                                                 1,074,200
         23,000      Pfizer Inc.                                                                         703,110
                                                                                                    ------------
                                                                                                       1,777,310
                     Real Estate Investment Trusts (14.64%)
        100,500      The Mills Corp.                                                                   2,948,670

                     Retail-Variety Stores (4.26%)
         17,000      Wal-Mart Stores, Inc.                                                               858,670

                     Security Brokers, Dealers & Flotation Companies (3.62%)
         67,204      The Charles Schwab Corp.                                                            729,163

                     Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics (5.55%)
         13,000      The Procter & Gamble Company                                                      1,117,220
                                                                                                    ------------

                                       Total Investments (cost: $18,371,148) (100.00%)              $ 20,140,163

      CONTRACTS
--------------------------------------------------------------------------------
                     LONG FUTURES POSITION
             50      S&P 500 Futures, March 2003

* Indicates non-income producing security.

                                 See accompanying notes to financial statements.

                              DOLLAR RESERVES, INC.

              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2002

  PAR VALUE      U.S. GOVERNMENT AGENCIES (100.00%)                   YIELD*      VALUE**
-------------------------------------------------------------------------------------------
$   925,000      Farmer Mac, due 1/06/03                               1.43%   $    924,782
    635,000      Federal Farm Credit, due 1/09/03                      1.53%        634,762
    845,000      Federal Home Loan Bank, due 1/03/03                   1.05%        844,927
    700,000      Federal Home Loan Bank, due 1/22/03                   1.20%        699,494
    745,000      Federal Home Loan Bank, due 1/31/03                   1.47%        744,073
  1,040,000      Federal Home Loan Bank, due 2/05/03                   1.40%      1,038,564
    700,000      Federal Home Loan Bank, due 2/26/03                   1.26%        698,628
    675,000      Federal Home Loan Bank, due 4/01/03                   1.27%        672,867
    750,000      Federal Home Loan Bank, due 5/12/03                   1.31%        746,479
    875,000      Federal Home Loan Bank, due 6/04/03                   1.32%        870,115
    950,000      Federal National Mortgage Assn., due 1/07/03          1.27%        949,769
    475,000      Federal National Mortgage Assn., due 1/08/03          1.52%        474,842
    860,000      Federal National Mortgage Assn., due 1/17/03          1.17%        859,533
    950,000      Federal National Mortgage Assn., due 1/29/03          1.52%        948,855
    850,000      Federal National Mortgage Assn., due 2/07/03          1.27%        848,882
    600,000      Federal National Mortgage Assn., due 2/19/03          1.59%        598,694
    815,000      Federal National Mortgage Assn., due 2/21/03          1.26%        813,545
    600,000      Federal National Mortgage Assn., due 6/27/03          1.31%        596,195
    950,000      Freddie Mac, due 1/02/03                              1.75%        949,909
    870,000      Freddie Mac, due 1/16/03                              1.60%        869,391
    480,000      Freddie Mac, due 1/28/03                              1.23%        479,546
    450,000      Freddie Mac, due 2/11/03                              1.27%        449,344
  1,175,000      Freddie Mac, due 2/18/03                              1.26%      1,173,010
  1,270,000      Freddie Mac, due 2/25/03                              1.21%      1,267,652
    935,000      Freddie Mac, due 2/27/03                              1.26%        933,135
    845,000      Freddie Mac, due 3/13/03                              1.27%        842,883
                                                                               ------------

                                   Total Investments (100.00%)                 $ 20,929,876

           * Represents annualized yield at date of purchase for discount securities, or coupon for coupon-bearing securities.
          ** Cost of investments for financial reporting and for Federal income tax purposes is the same as value.

                                 See accompanying notes to financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES

                                                                     MIDAS SPECIAL
     DECEMBER 31, 2002                               MIDAS FUND      EQUITIES FUND     DOLLAR RESERVES
     -------------------------------------------------------------------------------------------------
     ASSETS
     Investments at cost                          $    37,062,019   $    18,371,148    $    20,929,876
     -------------------------------------------------------------------------------------------------
     Investments at market value                  $    55,047,363   $    20,140,163    $    20,929,876
     Cash                                                       -                 -             22,769
     Receivables:
          Variation margin                                      -            17,500                  -
          Dividends and interest                            5,410            51,105                  -
          Fund shares sold                                 31,574             1,500             62,052
     Other assets                                          23,782             6,668              6,471
     -------------------------------------------------------------------------------------------------
          Total assets                                 55,108,129        20,216,936         21,021,168
     =================================================================================================

     LIABILITIES
     Payables:
          Distribution payable                                  -                 -             14,482
          Demand notes payable to bank (note 5)                 -         1,225,604                  -
          Fund shares redeemed                            212,016            30,629                  -
     Accrued expenses                                      50,203            42,602             37,102
     Accrued management and distribution fees              57,173            33,955                  -
     -------------------------------------------------------------------------------------------------
          Total liabilities                               319,392         1,332,790             51,584
     =================================================================================================

     Net Assets                                   $    54,788,737   $    18,884,146    $    20,969,584
     -------------------------------------------------------------------------------------------------
     Shares outstanding, $0.01 par value               35,898,641         1,463,124         20,969,633

     Net Asset Value, Offering and
      Redemption Price Per Share                  $          1.53   $         12.91    $          1.00
     At December 31, 2002, net assets
      consisted of:
     Paid-in capital                              $   245,228,178   $    27,017,657    $    20,969,633
     Accumulated net realized loss
      on investments                                 (208,424,785)       (9,561,202)               (49)
     Net unrealized appreciation on investments
      and futures                                      17,985,344         1,427,691                  -
     -------------------------------------------------------------------------------------------------
                                                  $    54,788,737   $    18,884,146    $    20,969,584
     =================================================================================================

See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS

                                                                     MIDAS SPECIAL
     YEAR ENDED DECEMBER 31, 2002                    MIDAS FUND      EQUITIES FUND     DOLLAR RESERVES
     -------------------------------------------------------------------------------------------------
     INVESTMENT INCOME
     Dividends                                    $       785,484   $       539,544    $             -
     Interest                                               1,454                 -            420,989
     Other                                                 22,566                 -                  -
     -------------------------------------------------------------------------------------------------
          Total investment income                         809,504           539,544            420,989
     =================================================================================================

     EXPENSES
     Investment management (note 3)                       492,538           193,550            118,782
     Transfer agent                                       304,500           137,120             77,540
     Distribution (note 3)                                123,135           206,913             60,934
     Professional (note 3)                                 77,103            48,308             57,510
     Custodian                                             76,398            41,000             40,639
     Printing                                              64,397            16,666             17,560
     Registration (note 3)                                 52,355            30,211             39,655
     Directors                                             18,773            19,599             10,743
     Other                                                 24,979            11,376             12,761
     -------------------------------------------------------------------------------------------------
          Total operating expenses                      1,234,178           704,743            436,124
             Loan interest and fees (note 5)               35,796            59,045                767
             Investment management and
              distribution plan expenses waived
              (note 3)                                          -                 -           (179,716)
     -------------------------------------------------------------------------------------------------
             Net expenses                               1,269,974           763,788            257,175
     -------------------------------------------------------------------------------------------------
             Net investment income (loss)                (460,470)         (224,244)           163,814
     =================================================================================================

     REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS, FOREIGN CURRENCIES AND
      FUTURES
     Net realized gain (loss) from
      security transactions and futures
      transactions                                        362,245         1,443,509                (49)
     Unrealized appreciation (depreciation) of
      investments during the period                    22,626,265        (3,522,382)                 -
     -------------------------------------------------------------------------------------------------
             Net realized and unrealized gain
              (loss) on investments, foreign
              currencies and futures                   22,988,510        (2,078,873)               (49)
     =================================================================================================
             Net increase (decrease) in net
              assets resulting from operations    $    22,528,040   $    (2,303,117)   $       163,765
     =================================================================================================

                                 See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                              MIDAS FUND             MIDAS SPECIAL EQUITIES FUND          DOLLAR RESERVES
                                   -------------------------------   ----------------------------  ----------------------------
FOR THE YEARS ENDED DECEMBER 31,         2002             2001           2002            2001           2002           2001
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)       $     (460,470)  $     (259,693)  $    (224,244) $    (242,192) $     163,814  $   1,512,715
Net realized loss from foreign
 currency and futures
 transactions                                   -           (2,707)      1,332,105     (1,733,483)             -              -
Net realized gain (loss) from
 security transactions                    362,245       (3,094,149)        111,404     (5,135,548)           (49)           566
Unrealized  appreciation
 (depreciation) of investments,
 futures and foreign currencies
 during the period                     22,626,265        7,658,661      (3,522,382)      (785,582)             -              -
-------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net
 assets resulting from
 operations                            22,528,040        4,302,112      (2,303,117)    (7,896,805)       163,765      1,513,281

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders                   -                -               -              -       (163,814)    (1,513,281)

CAPITAL SHARE TRANSACTIONS
Change in net assets resulting
 from capital share
 transactions (a)                      (6,297,137)        (564,118)     (1,507,469)     1,555,789     (5,021,600)   (32,510,928)
-------------------------------------------------------------------------------------------------------------------------------
Total change in net assets             16,230,903        3,737,994      (3,810,586)    (6,341,016)    (5,021,649)   (32,510,928)

NET ASSETS
Beginning of period                    38,557,834       34,819,840      22,694,732     29,035,748     25,991,233     58,502,161
-------------------------------------------------------------------------------------------------------------------------------
End of period                      $   54,788,737   $   38,557,834   $  18,884,146  $  22,694,732  $  20,969,584  $  25,991,233
===============================================================================================================================

(a) CAPITAL SHARE TRANSACTIONS WERE AS FOLLOWS:

VALUE
Shares sold                        $   16,450,942   $    3,240,324   $     450,198  $     378,912  $   7,437,116  $  32,202,882
Shares issued in reinvestment of
 distributions                                  -                -               -              -        161,658      1,461,865
Shares issued in connection with
 acquisition of Funds (note 7)                  -        3,239,203               -      2,712,113              -              -
Shares redeemed                       (22,748,079)      (7,043,645)     (1,957,667)    (1,535,236)   (12,620,374)   (66,175,675)
-------------------------------------------------------------------------------------------------------------------------------

      Net increase (decrease)      $   (6,297,137)  $     (564,118)  $  (1,507,469) $   1,555,789  $  (5,021,600) $ (32,510,928)

NUMBER
Shares sold                            12,634,942        3,625,340          34,319         26,514      7,437,116     32,202,882
Shares issued in reinvestment
 of distributions                               -                -               -              -        161,658      1,461,865
Shares issued in connection with
 acquisition of Funds (note 7)                  -        3,676,735               -        193,226              -              -
Shares redeemed                       (17,464,452)      (7,936,515)       (141,781)       (99,634)   (12,620,374)   (66,175,675)
-------------------------------------------------------------------------------------------------------------------------------

      Net increase (decrease)          (4,829,510)        (634,440)       (107,462)       120,106     (5,021,600)   (32,510,928)

See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

1 The Midas Funds are all Maryland corporations registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. Midas Fund, Inc.'s investment objectives are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing 65% of its total assets primarily in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (2) gold, silver and platinum bullion.

          Midas Special Equities Fund, Inc.'s investment objective is capital appreciation. The Fund seeks capital appreciation by investing aggressively in equity securities, futures, options, and debt instruments.

          Dollar Reserves, Inc. seeks to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities.

          The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Futures and forward contracts are marked to market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded by the Funds equal to the difference between the opening and closing value of the contract. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis.

          In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2 Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and net capital gains, if any, after utilization of any capital loss carryforward, to shareholders and therefore no Federal income tax provision is required.

          Distributions from net realized gains, if any, are normally declared and paid annually. Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, post-October capital losses, net operating losses and foreign currency transactions.

          At December 31, 2002, Midas Fund, Inc. had an unused capital loss carryforward of approximately $207,829,100 of which $2,304,400, $25,267,300, $12,176,100, $88,953,000, $72,327,900 and $6,800,400 expires in 2004, 2005, 2006, 2007, 2008 and 2009 respectively. At December 31,
     2002, Midas Special Equities Fund, Inc. had an unused capital loss carryforward of approximately $9,831,200 of which $789,400 and $9,041,800 expires in 2008 and 2009, respectively.

                          NOTES TO FINANCIAL STATEMENTS
                                    CONTINUED

3 Under the investment management agreement of Midas Fund, Inc., Midas Management Corporation (the "Investment Manager") receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion and .75% over $1 billion. Under the investment management agreement of Midas Special Equities Fund, Inc., the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. Under the investment management agreement of Dollar Reserves, Inc., the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million, .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. For Dollar Reserves, Inc., the Investment Manager voluntarily waived $118,782, of its management fee for the year ended December 31, 2002.

          Pursuant to the investment management agreements with each Fund, the Investment Manager has agreed to waive its fee or reimburse any Fund to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Funds are qualified for sale, although currently the Funds are not subject to any such limits. Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. Under each Plan, each Fund pays the Fund's Distributor, Investor Service Center, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Fund, Inc. and Dollar Reserves, Inc.) and 1.00% (Midas Special Equities Fund, Inc.) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds' share. For Dollar Reserves, Inc. the Distributor voluntarily waived $60,934 of its distribution fee for the year ended December 31, 2002.

          Certain officers and directors of the Funds are officers and directors of the Investment Manager and the Funds' Distributor. The Funds reimbursed the Investment Manager $120,599 for providing certain administrative and accounting services at cost during the year ended December 31, 2002. In addition, Midas Fund, Inc. paid the Distributor $44,029 for payments made to certain brokers for transfer agent services.

4 At December 31, 2002, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

                                                                              GROSS       NET UNREALIZED
                                     FEDERAL INCOME    GROSS UNREALIZED     UNREALIZED     APPRECIATION
DECEMBER 31, 2002                       TAX COST         APPRECIATION      DEPRECIATION   (DEPRECIATION)
--------------------------------------------------------------------------------------------------------
Midas Fund, Inc.                     $   37,062,019    $     19,836,693   $   1,851,349   $   17,985,344
Midas Special Equities Fund, Inc.        18,371,148           3,714,312       1,945,297        1,769,015

Purchases and sales of securities other than short term notes were as follows:

                                                        PROCEEDS FROM
FOR THE YEAR ENDED                        PURCHASES      THE SALE OF
DECEMBER 31, 2002                       OF SECURITIES     SECURITIES
----------------------------------------------------------------------
Midas Fund, Inc.                        $  22,275,354   $   32,840,071
Midas Special Equities Fund, Inc.           4,609,820        7,946,496

                          NOTES TO FINANCIAL STATEMENTS
                                    CONTINUED

5 The Funds have a committed bank line of credit at an interest rate equal to the Federal Reserve Funds Rate plus 1.00 percentage point for leveraging and/or temporary or emergency purposes. At December 31, 2002, the outstanding balance, and for the year ended December 31, 2002, the weighted average interest rate and the weighted average amount outstanding were as follows:

      FOR THE YEAR ENDED                 OUTSTANDING    WEIGHTED AVERAGE      WEIGHTED AVERAGE
      DECEMBER 31, 2002                      BALANCE       INTEREST RATE    AMOUNT OUTSTANDING
      ----------------------------------------------------------------------------------------
      Midas Fund, Inc.                              -               2.58%   $        1,279,570
      Midas Special Equities Fund, Inc.  $  1,225,604               2.56%   $        1,938,609
      Dollar Reserves, Inc.                         -               2.54%   $           25,724

          The Funds participate in repurchase agreements with the Funds' custodian. The custodian takes possession of the underlying collateral securities which are valued daily to ensure that the fair market value, including accrued interest is at least equal, at all times, to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

6 The Funds may engage in transactions in futures contracts. Upon entering into a futures contract, the Fund is required to segregate for the broker at the custodian bank an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. Futures transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain futures could have a potentially large impact on a Fund's performance. At December 31, 2002, Midas Special Equities Fund, Inc. has an open long position of 50 March 2003 S&P 500 futures contracts with an unrealized loss of $341,325.

7 On November 16, 2001, Midas Fund, Inc. acquired all of the net assets of Midas Investors Ltd. ("Investors") pursuant to a plan of reorganization approved by Investors shareholders on November 8, 2001. The acquisition was accomplished by a tax-free exchange of 3,676,735 shares of Midas Fund, Inc. valued at $3,239,203 for all of Investors' shares outstanding on November 16, 2001. Investors' net assets at that date, $3,239,203 including $460,228 of unrealized depreciation, were combined with those of Midas Fund, Inc. The net assets of the Midas Fund, Inc. at that date were $33,601,876.

          On November 16, 2001, Midas Special Equities Fund, Inc. acquired all of the net assets of Midas U.S. and Overseas Fund Ltd. ("USO") pursuant to a plan of reorganization approved by USO shareholders on November 8, 2001. The acquisition was accomplished by the tax-free exchange of 193,226 shares of Midas Special Equities Fund, Inc., valued at $2,712,113, for all USO shares outstanding on November 16, 2001. USO's net assets at that date, $2,712,113 including $165,319 of unrealized appreciation, were combined with those of Midas Special Equities Fund, Inc. The net assets of Midas Special Equities Fund, Inc. at that date were $19,525,153.

                     FINANCIAL HIGHLIGHTS - MIDAS FUND, INC.

YEARS ENDED DECEMBER 31,                               2002       2001       2000       1999        1998
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA*
Net asset value at beginning of period               $    .95   $    .84   $   1.36   $     1.5   $    2.11
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
     Net investment loss                                 (.01)      (.01)      (.02)       (.01)          -
     Net realized and unrealized gain
      (loss) on investments                               .59        .12       (.50)       (.14)       (.60)
-----------------------------------------------------------------------------------------------------------
          Total from investment operations                .58        .11       (.52)       (.15)       (.60)
-----------------------------------------------------------------------------------------------------------
Net asset value at end of period                         1.53   $    .95   $    .84   $    1.36   $    1.51
===========================================================================================================
Total Return                                            61.05%     13.10%    (38.24)%     (9.93)%    (28.44)%
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)          $ 54,789   $ 38,558   $ 34,820   $  71,820   $  87,841
===========================================================================================================
Ratio of total expenses to average net assets/(a)/       2.58%      2.83%      3.48%       2.81%       2.33%
===========================================================================================================
Ratio of net investment loss to average net assets       (.93)%     (.75)%    (2.35)%      (.80)%      (.02)%
===========================================================================================================
Portfolio turnover rate                                    45%        61%       109%         74%         27%
===========================================================================================================

* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

/(a)/ Ratio after transfer agent and custodian credits was 2.81%, 3.40%, 2.73%, and 2.30%, for the years ended December 31, 2001, 2000, 1999, and 1998 respectively.

            FINANCIAL HIGHLIGHTS - MIDAS SPECIAL EQUITIES FUND, INC.

YEARS ENDED DECEMBER 31,                               2002       2001       2000        1999       1998
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA*
Net asset value at beginning of period               $  14.45   $  20.02   $  26.56   $   20.34   $   23.38
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
     Net investment loss                                 (.14)      (.17)      (.39)       (.27)       (.61)
     Net realized and unrealized gain
      (loss) on investments                             (1.39)     (5.40)     (5.27)       6.49        (.65)
-----------------------------------------------------------------------------------------------------------
          Total from investment operations              (1.53)     (5.57)     (5.66)       6.22       (1.26)
-----------------------------------------------------------------------------------------------------------
Less distributions:
     Distributions to shareholders                          -          -       (.88)          -       (1.78)
-----------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net
      asset value                                       (1.53)     (5.57)     (6.54)       6.22       (3.04)
-----------------------------------------------------------------------------------------------------------
Net asset value at end of period                     $  12.92   $  14.45   $  20.02   $   26.56   $   20.34
===========================================================================================================
Total return                                           (10.66)%    (27.8)%    (22.2)%      30.6%       (5.0)%
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)          $ 18,884   $ 22,695   $ 29,036   $  41,629   $  36,807
===========================================================================================================
Ratio of expenses before interest expense                3.41%      3.37%      2.77%       2.71%       2.63%
===========================================================================================================
Ratio of total expenses to average net assets/(a)/       3.69%      3.81%      3.44%       3.13%       3.42%
===========================================================================================================
Ratio of net investment loss to average net assets      (1.08)%    (1.12)%    (1.77)%     (1.44)%     (2.57)%
===========================================================================================================
Portfolio turnover rate                                    20%       102%       248%        159%         97%
===========================================================================================================

* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

/(a)/ Ratio after transfer agent and custodian fee credits was 3.80%, 3.42%, 3.04%, and 3.41% for the years ended December 31, 2001, 2000, 1999, and 1998 respectively.

                  FINANCIAL HIGHLIGHTS - DOLLAR RESERVES, INC.


                                                                            YEARS ENDED                SIX MONTHS       YEAR
                                                           -----------------------------------------     ENDED          ENDED
                                                            12/31/02   12/31/01  12/31/00   12/31/99    12/31/98      6/30/98
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value at beginning of period                     $   1.000  $   1.000  $  1.000  $   1.000  $      1.000    $  1.000
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         .007       .031      .056       .043          .022        .048
Less distributions:
  Distributions to shareholders                                (.007)     (.031)    (.056)     (.043)        (.022)      (.047)
  Tax return of capital to shareholders                            -          -         -          -             -       (.001)
------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                           $   1.000  $   1.000  $  1.000  $   1.000  $      1.000    $  1.000
==============================================================================================================================
Total return                                                    0.63%      3.11%     5.74%      4.38%         4.46%**     4.88%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)                $  20,970  $  25,991  $ 58,502  $  64,250  $     65,535    $ 61,602
==============================================================================================================================
Ratio of total expenses to average net assets/(a)//(b)/         1.09%      1.11%      .84%       .94%          .93%**      .86%
==============================================================================================================================
Ratio of net investment income to average net assets/(c)/        .69%      3.51%     5.54%      4.30%         4.43%**     4.71%
==============================================================================================================================

**Annualized.

/(a)/ Ratio prior to waiver by the Investment Manager and Distributor was 1.84%, 1.64%, 1.09%, 1.34%, 1.30%**, and 1.20% for the years ended
       December 31, 2002, 2001, 2000 and 1999, the six months ended December 31, 1998 and the year ended June 30, 1998, respectively.

/(b)/ Ratio after transfer agent and custodian fee credits was 1.06% and 0.80% for the years ended December 31, 2001 and 2000, respectively.

/(c)/ Ratio prior to waiver by the Investment Manager and Distributor was (.06)%, 2.92%, 5.29%, 3.90%, 4.06%**, and 4.37% for the years ended
       December 31, 2002, 2001, 2000 and 1999, the six months ended December 31, 1998 and the year ended June 30, 1998, respectively.

                        PERFORMANCE GRAPHS/TOTAL RETURNS
                    MIDAS FUND . MIDAS SPECIAL EQUITIES FUND

                 MIDAS FUND, S&P 500 AND PRECIOUS METALS AVERAGE

[GRAPHIC APPEARS HERE]

                MIDAS SPECIAL EQUITIES, S&P 500 AND RUSSELL 2000

[GRAPHIC APPEARS HERE]

RESULTS OF $10,000 INVESTMENT JANUARY 1, 1993 THROUGH DECEMBER 31, 2002

The performance graphs show returns of an initial investment of $10,000 in Midas Fund and Midas Special Equities Fund from 1/1/93 to 12/31/02. Midas Special Equities Fund is compared to the Russell 2000 and the S&P 500. Midas Fund is compared to the S&P 500 and the Morningstar Specialty Fund-Precious Metals Average ("PMA") of 43 funds. Results in each case reflect reinvestment of dividends and distributions. The Russell 2000, a small company index, and the S&P 500, a broad equity index, are unmanaged and fully invested in common stocks. Midas Special Equities Fund invests in common stocks and may also leverage and own fixed income securities, options, and futures. Midas Fund invests primarily in securities of companies involved in mining, processing or dealing in precious metals or other resources, may use leverage and futures, and may invest in fixed income securities for temporary defensive purposes and other securities. Past performance is not predictive of future performance.

                                $ FINAL    % TOTAL          % AVG.
FUND NAME                         VALUE    RETURN*    ANN. RETURN*
-----------------------------------------------------------------
Midas Fund                   $    8,117     (18.83)%         (2.06)%
Midas Special Equities Fund  $    9,128      (8.72)%         (0.91)%
PMA                          $   16,241      62.41%           4.97%
Russell 2000                 $   19,969      99.69%           7.16%
S&P 500                      $   24,418     144.18%           9.34%

Average annual total return for the periods ended 12/31/02 for Midas Fund and Midas Special Equities Fund, respectively, for one year was 61.05%, and (10.66)%, for the past five years was (6.23)%, and (8.85)%, and for the past ten years was (2.06)%, and (0.91)%*.

*The returns shown do not reflect the deduction of taxes if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                        ACCOUNT APPLICATION INSTRUCTIONS

1. Registration. If there is more than one owner of the account, the registration will be "Joint Tenants with Right of Survivorship" unless you specify "Tenants in Common." If the account is a Trust account, please attach a copy of the portion of the Trust Document which specifies the authorized Trustees.

2. Mailing Address, Telephone Number, and Citizenship. If you are a non-U.S. citizen residing in the U.S., in addition to your application, you will be required to attach a Form W-8BEN which can be obtained by contacting the Internal Revenue Service at 1-800-829-3676 or retrieved from their website, www.irs.gov.

3. Fund(s) chosen and amount invested. Indicate the Fund(s) in which you are opening an account.

     By Check. The opening minimum is $1,000 ($100 for Midas Automatic Investment Programs - see Section 6 of the application) and the minimum subsequent investment is $100. Complete and sign the Account Application that accompanies this Report and mail it, along with your check drawn to the order of the Fund, to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders cannot be accepted. You will be charged a fee for any check that does not clear.

     By Wire. Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on business days to speak with an Investor Service Representative and give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, the amount to be wired, and to be assigned a Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: Huntington National Bank, ABA #04-40-00024; for Account 01-89215-157-7; name of Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. This service is not available on days when the Federal Reserve wire system is closed. For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

4. Distributions. Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct the Fund otherwise.

5. Check Writing Privilege for Dollar Reserves - Signature Card. Upon request, you may establish free, unlimited check writing privileges with only a $250 minimum per check, through Dollar Reserves. Personalized checks will be mailed to you within two weeks after you receive confirmation of your investment unless additional documentation is required. In addition to providing easy access to your account, it enables you to continue receiving dividends until your check is presented for payment. Please read the Check Writing Account Agreement on the reverse of the Signature Card before filling out the Signature Card.

6. Midas Funds Automatic Investment Program. With the Midas Automatic Investment Program (AIP), you can establish a convenient and affordable long term investment program through one or more of the plans explained in this section. The $1,000 minimum investment requirement is waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify upon which date(s) you wish to have your AIP drawn. Additionally, please attach a voided bank account check.

7. Investments and Redemptions by Telephone. Shareholders automatically enjoy the privilege of calling toll-free 1-800-400-MIDAS (6432) or accessing their Midas Funds account on the web at www.midasfunds.com to purchase additional shares of a Fund or to expedite a redemption and have the proceeds sent directly to their address or to their bank account.

8. Signature and Certification to Avoid Backup Withholding. After reading this section, please sign and date the Account Application.

  If you need any assistance in completing the Account Application, please call a Midas Investor Service Representative at 1-800-400-MIDAS (6432).

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ACCOUNT APPLICATION

                         Use this Account Application to open a regular Midas account. For a Midas IRA Application, call toll-free 1-800-400-MIDAS (6432) or access our web site at www.midasfunds.com. Return this completed Account Application in the enclosed envelope or mail to: MIDAS FUNDS, Box 6110, Indianapolis, IN 46206-6110.

1. REGISTRATION (Please Print) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8a.m.- 6p.m. eastern time. Individual:

   ---------------------------------------------------------------------------------------------------
   First Name       Middle Initial       Last Name                              Social Security Number

   Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified.

   ---------------------------------------------------------------------------------------------------
   First Name       Middle Initial       Last Name                              Social Security Number

   Gift/Transfer to a Minor:

                                         as Custodian for
   ---------------------------------------------------------------------------------------------------
   Name of Custodian (only one)                             Name of Minor (only one)

   under the        Uniform Gifts/Transfers to Minors Act.
   ---------------------------------------------------------------------------------------------------
        Custodian's State              Minor's Social                           Minor's Date of Birth
        of Residence                   Security Number

   Corporations, Partnerships, Trusts and others: Note: Please attach corporate/ trust/other resolution.

   ---------------------------------------------------------------------------------------------------
   Name of Corporation, Partnership,     Name of Individual(s) Authorized to Act for the Corporation,
   or other Organization                 Partnership, or other Organization

   ---------------------------------------------------------------------------------------------------
   Tax I.D. Number                     Name of Trustee(s)                       Date of Trust Instrument


2. MAILING ADDRESS, TELEPHONE NUMBER, AND CITIZENSHIP

   ---------------------------------------------------------------------------------------------------
   Street           City             State/Zip       Daytime Telephone          E-mail address


   Citizen of: ( )U.S. ( )Other:     Citizen of:( )  U.S.( )Other:
   ---------------------------------------------------------------------------------------------------
   Owner           If other,         Joint Owner                     If other, attach IRS Form W-8
                   attach IRS Form
                   W-8

3. FUND(S) CHOSEN AND AMOUNT INVESTED ($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the Midas Automatic Investment Program (see Section 6).

        Dollar Reserves               $            Midas Fund   $

        Midas Special Equities Fund   $                 TOTAL   $

   By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks will not be accepted.

   By Wire: Please call 1-800-400-MIDAS (6432) 8a.m.- 6p.m. eastern time to be assigned an account number before making an initial investment by wire.

   Please indicate the assigned account number____________________________ and the date the wire was sent____________________________.


4. DISTRIBUTIONS If no circle is checked, the Automatic Compounding Option will be assigned to increase the shares you own.

   [ ]Automatic Compounding Option Dividends and distributions reinvested in additional shares.
   [  ]Payment Option [ ]Dividends in cash, distributions reinvested.
      [ ]Dividends and distributions in cash.
   To have distributions paid in cash by Midas Electronic Funds Transfer service, please complete Section 7 below.

5. CHECK WRITING PRIVILEGE FOR DOLLAR RESERVES - SIGNATURE CARD

   I am investing in Dollar Reserves and would like free check writing (minimum $250 per check). Please send free personalized checks. I have read and agree to the Check Writing Account Agreement on the reverse of this Signature Card.

   Please permit a single signature on checks drawn on joint accounts, corporations, trusts, etc., unless the following circle is checked [ ].

   -----------------------------------------------------------------------------
   Signature                         Signature of Joint Owner (if any)

   -----------------------------------------------------------------------------
   Print Name                        Print Name of Joint Owner (if any)

                                                       (please continue on back)

6. MIDAS FUNDS AUTOMATIC INVESTMENT PROGRAM

   [ ] Bank Transfer Plan Automatically purchase shares each month by transferring the dollar amount you specify from your regular checking account, NOW account or bank money market account. Please attach a voided bank account check.

        Fund Name: ___________________________
        Amount ($100 minimum): $__________ Day of month: [ ]10th [ ]15th [ ]20th

7. INVESTMENTS AND REDEMPTIONS BY TELEPHONE

   Shareholders automatically enjoy the privilege of calling toll-free 1-800-400-MIDAS (6432) or accessing their Midas Funds account on the web at www.midasfunds.com to purchase additional shares of a Fund or to expedite a redemption and have the proceeds sent directly to their address or to their bank account, unless declined by checking the following circle [ ]. The link with your bank offers flexible access to your money. Transfers occur only when you initiate them and may be made by either bank wire or bank clearinghouse transfer with the Midas Electronic Funds Transfer service.

   To establish the link to your bank, please attach a voided check from your bank account. One common name must appear on your Midas Funds account and bank account.

8. SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

   "I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund's privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Investor Service Center, Inc. (collectively "Service Agents") are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions.

   I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien)." (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

   ------------------------------------------------------------------------------------------------------------
   Signature of [ ]Owner [ ]Trustee [ ]Custodian        Date       Signature of Joint Owner (if any)       Date

                                                                  MF-ARAPP-12/02

CHECK WRITING ACCOUNT AGREEMENT

The payment of money is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

The Bank whose name appears on the checks issued by the Midas Funds is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the applicable Midas mutual fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.

This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Midas mutual fund as to which the Depositor(s) has arranged to redeem shares by check writing. The Bank is further authorized to effect redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank, Investor Service Center, and Midas have the right to change, modify or terminate this check writing service at any time; and that the Bank shall be liable for its own negligence.

          SHAREHOLDER SERVICES
          . Electronic Funds Transfers . Automatic Investment Program . Retirement Plans:
               Traditional Deductible IRA
               Roth IRA
               SEP-IRA
               Simple IRA
               403(b)
          .Education Savings Account

          MINIMUM INVESTMENTS
          . Regular Accounts: $1,000
          . Retirement Plans, including Traditional Deductible IRA, Roth IRA, SEP-IRA, Simple IRA, and 403(b): $1,000
          . Education Savings Account: $1,000
          . Automatic Investment Program: $100
          . Subsequent Investments: $100

               MIDAS FUNDS
               P.O. Box 6110
               Indianapolis, IN 46206-6110

               1-800-400-MIDAS (6432) for Investment Information

[LOGO OF THE MIDAS TOUCH]
ACCOUNT ACCESS

          Access Midas Funds at www.midasfunds.com.

          Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low.

          This report and the financial statements contained herein are submitted for the general information of the shareholders of the Midas Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus. Investor Service Center, Inc., Distributor.

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                                                                            PAID
                                  LANCASTER PA
                                                                     PERMIT 1762

MIDAS FUNDS
P.O. Box 6110
Indianapolis, IN 46206-6110

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